Exhibit 32

Section 1350 Certifications

Certification pursuant to

18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Global Agri-Med Technologies, Inc. (the “Company”) on Form 10-KSB for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Roger L. Fidler, President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date: November 15, 2006

/s/ Roger L. Fidler

Roger L. Fidler

President, Chief Executive Officer and Chief Financial Officer